Consent of Independent Registered Public Accounting Firm

The Board of Directors of Jefferson National Life Insurance Company of New York and

Contract Owners of Jefferson National Life of New York Annuity Account 1:

We consent to the use of our report dated April 8, 2020, with respect to the financial statements of the sub-accounts that comprise the Jefferson National Life of New York Annuity Account 1, and the related notes (collectively, the financial statements), included herein and to the reference to our firm under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information on Form N-4 (File No. 333-198590).

/s/ KPMG LLP

Columbus, Ohio

April 27, 2020

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Consent of Independent Registered Public Accounting Firm

The Board of Directors

Jefferson National Life Insurance Company of New York:

We consent to the use of our report on the statutory financial statements and financial statement schedules of Jefferson National Life Insurance Company of New York (the Company), dated April 21, 2020, included herein. We also consent to the reference to our firm under the heading ￿Independent Registered Public Accounting Firm￿ in the Statement of Additional Information on Form N-4. (File No. 333-198590)

Our report relating to the Company's financial statements, dated April 21, 2020, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the New York State Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, our report states that the Company's financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices prescribed or permitted by the New York State Department of Insurance.

/s/ KPMG LLP

Columbus, Ohio

April 27, 2020

15